EXHIBIT 99.1

SECURITIES REPURCHASE AGREEMENT
Between
REGENT COMMUNICATIONS, INC.
And
WALLER-SUTTON MEDIA PARTNERS, L.P.
August 5, 2006

     THIS SECURITIES REPURCHASE AGREEMENT (this “Agreement”) is entered into effective as of August 5, 2006 between Regent Communications, Inc., a Delaware corporation (the “Company”), and Waller-Sutton Media Partners, L.P. (“Seller”).
     WHEREAS, the Company and Seller desire that the Company will purchase from Seller and Seller will sell to the Company, upon the terms and conditions set forth herein: (a) an aggregate of 2,491,554 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”); and (b) a warrant previously issued to Seller by the Company (the “Warrant”), to purchase an additional 650,000 shares of Common Stock (the “Warrant Shares”).
     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Agreement to Sell and Purchase the Shares and Warrant. At the Closing (as defined in Section 2), the Seller will sell to the Company, and the Company will purchase from the Seller, upon the terms and subject to the conditions hereinafter set forth, the Shares and the Warrant for the aggregate purchase price of $12,084,036.
     2. Delivery of the Shares and Warrant at Closing. The completion of the purchase and sale of the Shares and the Warrant (the “Closing”) shall occur on the date of this Agreement (the “Closing Date”) (or upon such other date as the Company and Seller shall agree), at the offices of the Company’s counsel. At the Closing, Seller shall deliver to the Company (a) either one or more stock certificates, registered in Seller’s name and address representing the Shares or, to the extent any (x) of such certificates have been lost, an affidavit of lost certificate, in form satisfactory to the Company, or (y) of the Shares are held in book entry form through the Depository Trust Corporation electronic system, irrevocable written stock transfer instructions (“Irrevocable Instructions”) addressed to American Stock Transfer Co., the Company’s transfer agent, for delivery to the Company causing such shares to be transferred to and retired by the Company and (b) the Warrant issued in the name of Seller or, in the event the Warrant has been lost, an affidavit of lost security, in form satisfactory to the Company, against receipt by Seller of a wire transfer by the Company of immediately available funds to an account designated in writing by Seller, in the full amount of the aggregate purchase price for the Shares and Warrant as set forth in Section 1 hereof. Seller’s obligation to deliver the Shares, the Irrevocable Instructions (if applicable), and the Warrant to the Company shall be subject to the accuracy, in all material respects, of the representations and warranties made by the Company and the fulfillment, in all material respects, of those undertakings of the Company to be fulfilled prior to the Closing. The Company’s obligation to purchase the Shares and Warrant shall be subject to the following conditions, any one or more of which may be waived by the Company (provided that no such waiver shall be deemed given unless in writing and executed by the Company): (a) the receipt by the Company of one or more stock certificates (or the affidavit as described above) and/or the Irrevocable Instructions representing the Shares; (b) receipt by the Company of the originally executed Warrant or the affidavit as described above); (c) receipt by the Company of a written resignation from each of the Seller’s designees to the Company’s Board of Directors (the “Representatives”), effective as of the Closing Date; (d) the surrender of and receipt by the Company of one or more certificates, agreements, or notices of grant representing the securities (options and restricted stock) assigned to the Seller by the Representatives; and (e) the accuracy, in all material respects, of the representations and warranties made by the Seller and the fulfillment, in all material respects, of those undertakings of the Seller to be fulfilled prior to the Closing.
     3. Representations, Warranties and Covenants of the Company.
          3.1 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate action to enter and perform this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          3.2 Non-Contravention. The execution and delivery of this Agreement, the purchase of the Shares and the Warrant under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party, (ii) the charter, by-laws or other organizational documents of the Company, as applicable, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its property, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the purchase of the Shares and the Warrant by the Company.
     4. Representations, Warranties and Covenants of Seller.
          4.1 Title. Seller is the record and beneficial owner of the Shares and the Warrant and has good and marketable title to the Shares and the Warrant subject to any obligations to register any offer to sell or sale of the Shares or Warrant under the Securities Act of 1933, as amended, and upon consummation of the transaction contemplated by this Agreement, the Company will acquire title to the Shares and the Warrant, free and clear of any and all liens, claims or encumbrances and no pledge or commitment to deliver the Warrant Shares upon exercise of the Warrant.
          4.2 Due Authorization. Seller has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and has taken all necessary partnership action to enter and perform this Agreement. This Agreement has been duly authorized and validly executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          4.4 Non-Contravention. The execution and delivery of this Agreement, the sale of the Shares and the Warrant under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which Seller is a party, (ii) the organizational documents of Seller, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to Seller or its property, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of Seller or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which Seller is a party or by which any of them is bound or to which any of the property or assets of Seller is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self -regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the sale of the Shares and the Warrant by Seller.
          4.5 Standstill. For a period of twelve months from the date of this Agreement, without the consent of the Board, neither Seller nor its respective officers, directors, employees, general partner, or controlled affiliates will in any manner, directly or indirectly, effect or seek, offer or propose (whether publicly, in a private transaction or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly, in a private transaction or otherwise) to effect or participate in, any acquisition of Common Stock (or beneficial ownership thereof) for a per share amount of less than $4.85 per share.
          4.6 Share Ownership. Upon fulfillment of Seller’s obligations hereunder, neither Seller nor its general partner, Waller-Sutton Media, L.L.C., will own (beneficially or otherwise) any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, or which, upon redemption thereof could result in Seller or Waller-Sutton Media, L.L.C. receiving any equity securities of the Company, or options, warrants, contractual rights or other rights of any kind to acquire or vote any equity securities of the Company.
     5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and Seller herein shall survive the execution of this Agreement, the delivery to the Company of the Shares and the Warrant being purchased and the payment therefor.
     6. Indemnification. The Company shall indemnify and hold Seller and its respective officers, directors, employees, partners and affiliates (the “Seller Parties”) harmless in the event any Seller Party is threatened to be made, or is made a party to or participant in any Proceeding (as hereinafter defined). The Seller Parties shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by them, or on their behalf, in connection with such Proceeding or any claim, issue or matter therein.
For purposes hereof:
(a) “Proceeding” includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which any Seller Party was, is or will be involved as a party or otherwise, asserting a breach of any duty or other obligation owed to the Company or its stockholders brought against Seller or the Seller Parties or that arises out of or is related to the transactions contemplated by this Agreement; and
(b) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding. Expenses also shall include Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersede as bond, or other appeal bond or its equivalent.
     7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:
          (a) if to the Company, to:
Regent Communications, Inc.
100 East River Center Boulevard
9th Floor
Covington, KY 41011
Attn: Tony Vasconcellos
Executive Vice President and Chief Financial Officer
Phone: (859) 292-0030
Fax: (859) 292-0352

               with a copy to:
Latham & Watkins LLP
555 Eleventh Street, N.W.
Suite 1000
Washington, DC 20004
Attn: William P. O’Neill
Phone: (202) 637-2200
Fax: (202) 637-2201
          (b) if to Seller, to:
Waller-Sutton Media Partners, L.P.
c/o Waller Sutton Management Group, Inc.
One Rockefeller Plaza, Suite 3300
New York, NY 10020
Attn: Richard H. Patterson
Phone:
Fax:
               with a copy to:
Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, NY 10020
Attn: Ron Greenberg
Phone: (212) 398-8790
Fax: (212) 768-6800
          (c) Copies delivered to counsel shall not constitute notice.
     8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Seller.
     9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
     11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

     12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.
     13. Finders Fees. Neither the Company nor Seller nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction.
     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
     15. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and Seller.
     16. Expenses. Each of the Company and Seller shall bear its own expenses in connection with the preparation and negotiation of the Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

REGENT COMMUNICATIONS, INC.

By:	/s/ William L. Stakelin

Name: William L. Stakelin
Title: President and Chief Executive Officer

WALLER-SUTTON MEDIA PARTNERS, L.P.

By:	Waller-Sutton Media, L.L.C., its general partner

By:	/s/ Richard Patterson

Name: Richard Patterson
Title: Vice President